Finance income and expense	12 Months Ended
Dec. 31, 2020
Finance income and expense
Finance income and expense

5. Finance income and expense

	Year ended December 31,
	2020	2019	2018
	$'m	$'m	$'m
Senior secured and senior notes	259	367	421
Other interest expense	43	40	22
Interest expense	302	407	443
Net pension interest cost (Note 21)	14	18	16
Foreign currency translation (gain)/losses	(42)	27	8
(Gains)/loss on derivative financial instruments	(3)	9	(10)
Other finance income	(7)	(5)	—
Finance expense before exceptional items	264	456	457
Exceptional finance expense (Note 4)	74	203	22
Net finance expense	338	659	479

During the year ended December 31, 2020, the Group recognized $19 million (2019: $19 million) related to lease liabilities within other interest expense and interest paid in cash used in operating activities.